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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): February 21, 2002



                            ORCHID BIOSCIENCES, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                    000-30267                       22-3392819
-----------------              --------------               ------------------
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)



                                4390 US Route One
                              Princeton, NJ 08540
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (609) 750-2200
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         The sole purpose of this amendment is to refile Exhibit 5.1 to the
Current Report on Form 8-K filed by Orchid BioSciences, Inc. on February 21,
2002.

Item 7.  Financial Statements and Exhibits.


(c)      Exhibits.

*  1.1   Underwriting Agreement dated February 21, 2002.

** 5.1 Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. regarding the legality of the Shares.

* 99.1   The Registrant's Press Release dated February 21, 2002.

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*  Previously filed.
** Replaces previously filed exhibit.






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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ORCHID BIOSCIENCES,  INC.
                                     --------------------------
                                             (Registrant)



Date: February 26, 2002              By: /s/ Donald R. Marvin
                                        -------------------------
                                     Name:    Donald R. Marvin
                                     Title:   Chief Financial Officer






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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                              Description
------                              -----------
*  1.1   Underwriting Agreement dated February 21, 2002.

** 5.1 Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. regarding the legality of the Shares.

* 99.1   The Registrant's Press Release dated February 21, 2002.

-----------
*  Previously filed.
** Replaces previously filed exhibit.



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